UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________________________________________
FORM 8-K
____________________________________________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2026

____________________________________________________________
GLACIER BANCORP, INC.
(Exact name of registrant as specified in its charter)
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Montana	001-41170	81-0519541
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

49 Commons Loop,	Kalispell,	Montana	59901
(Address of principal executive offices)			(Zip Code)

(406)	756-4200
(Registrant’s telephone number, including area code)
____________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	GBCI	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

The 2026 Annual Meeting of Shareholders of Glacier Bancorp, Inc. (the “Company”) was held in Kalispell, Montana on April 29, 2026. The following matters were voted upon at the Annual Meeting:

1.The election of ten directors to serve on the board of directors until the 2027 annual meeting;

2.An advisory (non-binding) resolution to approve the compensation of the Company’s Named Executive Officers; and

3.The appointment of Forvis Mazars, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.

The following is a summary of the voting results for the matters voted upon by the shareholders:

1. Election of Directors

Director’s Name	Votes For	Votes Withheld	Broker Non-Votes
David C. Boyles	97,210,923	843,293	12,350,890
Robert A. Cashell, Jr.	96,763,481	1,290,735	12,350,890
Randall M. Chesler	97,350,962	703,254	12,350,890
Jesus T. Espinoza	97,189,790	864,426	12,350,890
Annie M. Goodwin	96,423,064	1,631,152	12,350,890
Kristen L. Heck	97,220,641	833,575	12,350,890
Michael B. Hormaechea	97,197,229	856,987	12,350,890
Craig A. Langel	96,351,180	1,703,036	12,350,890
Douglas J. McBride	96,242,791	1,811,425	12,350,890
Beth Noymer Levine	97,179,135	875,081	12,350,890

Having received a plurality of the votes cast, those nominated are the newly elected directors of the Company. The elected directors will hold office until their successors are elected and qualified or until they resign or are removed from office.

2. Advisory (non-binding) resolution to approve the compensation of the Named Executive Officers

Votes For	Votes Against	Abstentions	Broker Non-Votes
93,938,483	3,813,044	302,689	12,350,890

The advisory resolution to approve the compensation of the Named Executive Officers is approved.

3. Ratification of appointment of independent registered public accounting firm

Votes For	Votes Against	Abstentions
108,623,333	1,684,730	97,043

Forvis Mazars, LLP is ratified as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.

Item 7.01. REGULATION FD DISCLOSURE

On April 29, 2026, the Company made a slide presentation at the Annual Meeting which is also posted on its website. The presentation is furnished as Exhibit 99.1 to this report.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

See Exhibit Index below.

EXHIBIT INDEX

Exhibit     Description
99.1        2026 Annual Meeting Slides
104     Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	May 1, 2026	GLACIER BANCORP, INC.

/s/ Randall M. Chesler
		By:	Randall M. Chesler
President and Chief Executive Officer